UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 20, 2017

 Joshua Gold Resources Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53809	27-0531073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Perry Street, Suite 2 Woodstock, Ontario, Canada	N4S 3C4

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 539-6109

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

There are statements in this current report that are not historical facts and constitute "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.  These forward looking statements can be identified by use of terminology such as "believe," "potential," "may," "will,” and similar expressions.  You should be aware that these forward-looking statements are subject to isks and uncertainties that are beyond our control, such as the volatility in mineral resources markets, economically insufficient mineralized material, fluctuations in extraction and production costs, and inability to raise capital to continue operations.  For a complete discussion of risks, you should refer to our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission, especially Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Part I, Item 1A. Risk Factors.  Although management believes that the assumptions underlying the forward looking statements included in this current report are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements.  The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances.  As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment.  To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements.  In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this current report will in fact transpire.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  We do not undertake any obligation to update or revise any forward-looking statements.

Item 8.01

Other Events.

Joshua Gold Resources Inc.  issued a Press Release, dated June 20, 2017,  announcing  today that it has entered into an Offer of Settlement with the United States Securities and Exchange Commission (the “SEC”), under which it has stipulated that the Company’s Securities and Exchange Act of 1934, as amended (the “Exchange Act”), registration will be revoked, directly, by reason of the Company’s failure to file the reports it was required to file with the SEC since the period ended September 30, 2013.

A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit

Description

99.1

Press Release of Joshua Gold Resources Inc. dated  June 20,  2017

Dino Micacchi Chief Financial Officer today that it has entered into an Offer of Settlement with the United States Securities and Exchange Commission (the “SEC”), under which it has stipulated that the Company’s Securities and Exchange Act of 1934, as amended (the “Exchange Act”), registration will be revoked, directly, by reason of the Company’s failure to file the reports it was required to file with the SEC since the period ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Joshua Gold Resources Inc.
(Registrant)

Date: June 20, 2017	By:	/S/ Dino Micacchi
Dino Micacchi CFO and Director

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